As filed with the Securities and Exchange Commission on July 13, 2005.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       CHARDAN CHINA ACQUISITION CORP. II
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                 20-2479743
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

        625 Broadway, Suite 1111
         San Diego, California                             92101
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration If this form relates to the of a class of securities pursuant to registration of a class of
Section 12(b) of the Exchange Act and is securities pursuant to Section effective pursuant to General 12(g) of the Exchange Act and is Instruction A.(c), please check the effective pursuant to General
following box. |_|                          Instruction A.(d), please check the
                                            following box. |X|

Securities  Act  registration  statement file number to which this form relates:
333-125016 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class               Name of Each Exchange on Which
            to be Registered                  Each Class is to be Registered
----------------------------------------    ------------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      Units
--------------------------------------------------------------------------------
                                (Title of Class)

                         Common Stock, $.0001 par value
--------------------------------------------------------------------------------
                                (Title of Class)


                         Common Stock Purchase Warrants
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

      The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-125016). This information is incorporated herein by reference.

Item 2. Index to Exhibits.

*3.1  Certificate of Incorporation

*3.2  By-Laws

*4.1  Specimen Unit Certificate

*4.2  Specimen Common Stock Certificate

*4.3  Specimen Warrant Certificate

*4.4  Form of Unit Purchase Option to be granted to Representative

*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

      * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on May 17, 2005.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       CHARDAN CHINA ACQUISITION CORP. II


Date:  July 13, 2005                   By: /s/ Kerry Propper
                                           -------------------------------------
                                           Kerry Propper
                                           Chief Financial Officer


                                       3